UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 January 17, 2019

Date of Report (Date of Earliest Event Reported)

Commission File Number of issuing entity:  333-193376-13

Central Index Key Number of issuing entity:  0001621368

COMM 2014-UBS6 Mortgage Trust
(Exact name of issuing entity as specified in its charter)

Commission File Number of depositor:  333-193376

Central Index Key Number of depositor:  0001013454

Deutsche Mortgage & Asset Receiving Corporation
(Exact name of depositor as specified in its charter)

Central Index Key Number of sponsor (if applicable):  0001541886

UBS Real Estate Securities Inc.
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor (if applicable):  0001541294

German American Capital Corporation
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor (if applicable):  0001555524

LoanCore Capital Markets LLC (formerly known as Jefferies LoanCore LLC)
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor (if applicable):  0001558761

Cantor Commercial Real Estate Lending, L.P.
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor (if applicable):  0001089877

KeyBank National Association
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor (if applicable):  0001625508

Pillar Funding LLC
(Exact name of sponsor as specified in its charter)

New York
(State or other jurisdiction of incorporation or organization of the issuing entity)

38-3943159
38-3943160
38-7127871

(I.R.S. Employer Identification No.)

c/o Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, MD 21045
(Address of principal executive offices of the issuing entity) (Zip Code)

(410) 884-2000
(Telephone number, including area code)

Not Applicable
(Former name, former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                                                                                                               Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 6 - Asset-Backed Securities

Item 6.04. Failure to Make a Required Distribution.

The Certificate Administrator made distributions to the Certificateholders on the January 11, 2019 Distribution Date.  The Certificate Administrator was advised that the Master Servicer revised the realized loss on loan 42 to properly account for ASER reimbursements to be made after payments to principal.  This resulted in additional principal being paid to Class A-2 in the amount of $161,902.75 and a reduction to interest paid to Class H in the amount of $161,902.75. Payments to the holders of such certificates were corrected on January 22, 2019.

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION
(Registrant)
Date: January 23, 2019
	By:	/s/ Natalie Grainger
Name: Natalie Grainger
Title: Director

	By:	/s/ Matt Smith
Name: Matt Smith
Title: Director